                                7,000,000 SHARES

                                TEREX CORPORATION

                                  COMMON STOCK

                                (PAR VALUE $.01)

                             UNDERWRITING AGREEMENT

                                                                   July 22, 1997

CREDIT SUISSE FIRST BOSTON CORPORATION
SALOMON BROTHERS INC
FURMAN SELZ LLC
J.P. MORGAN SECURITIES INC.

  As Representatives of the Several Underwriters,
    c/o Credit Suisse First Boston Corporation,
             Eleven Madison Avenue,
                New York, N.Y. 10010-3629

Dear Sirs:

      1. Introductory. Terex Corporation, a Delaware corporation ("Company"), proposes to issue and sell 5,000,000 shares of its Common Stock, par value $.01 per share ("Securities"), and Randolph W. Lenz ("Selling Stockholder") proposes to sell an aggregate of 2,000,000 outstanding shares of the Securities (such 7,000,000 shares of Securities being hereinafter referred to as the "Firm Securities"). The Company also proposes to sell to the Underwriters (as defined below), at the option of the Underwriters, an aggregate of not more than 700,000 additional shares of its Securities (such 700,000 additional shares of Securities being hereinafter referred to as the "Optional Securities"). The Firm Securities and the Optional Securities are herein collectively called the "Offered Securities". The Company and the Selling Stockholder hereby agree with the several Underwriters named in Schedule A hereto ("Underwriters") as follows:

      2. Representations and Warranties of the Company and the Selling Stockholder.

            (a) The Company represents and warrants to, and agrees with, the several Underwriters that:

                  (i) A registration statement (No. 333-27749), including a prospectus, relating to the Offered Securities has been filed with the Securities and Exchange Commission ("Commission") and either (A) has been declared effective under the Securities Act of 1933 ("Act") and is not proposed to be amended or (B) is proposed to be amended by amendment or post-effective amendment. If such registration statement (the "initial registration statement") has been declared effective, either (A) an additional registration statement (the "additional registration statement") relating to the Offered Securities may have been filed with the Commission pursuant to Rule 462(b) ("Rule 462(b)") under the Act and, if so filed, has become effective upon filing pursuant to such Rule and the Offered Securities all have been duly registered under the Act pursuant to the initial registration statement and, if applicable, the additional registration statement, or (B) such an additional registration statement is proposed to be filed with the Commission pursuant to Rule 462(b) and will become effective upon filing pursuant to such Rule and upon such filing the Offered Securities will all have been duly registered under the Act pursuant to the initial registration statement and such additional registration statement. If the Company does not propose to amend the initial registration statement or if an additional registration statement has been filed and the Company does not propose to amend it, and if any post-effective amendment to either such registration statement has been filed with the Commission prior to the execution and delivery of this Agreement, the most recent amendment (if any) to each such registration statement has been declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c) ("Rule 462(c)") under the Act or, in the case of the additional registration statement, Rule 462(b). For purposes of this Agreement, "Effective Time" with respect to the initial registration statement or, if filed prior to the execution and delivery of this Agreement, the additional registration statement, means (A) if the Company has advised the Representatives that it does not propose to amend such registration statement, the date and time as of which such registration statement, or the most recent post-effective amendment thereto (if any) filed prior to the execution and delivery of this Agreement, was declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c), or (B) if the Company has advised the Representatives that it proposes to file an amendment or post-effective amendment to such registration statement, the date and time as of which such registration statement, as amended by such amendment or post-effective amendment, as the case may be, is declared effective by the Commission. If an additional registration statement has not been filed prior to the execution and delivery of this Agreement but the Company has advised the Representatives that it proposes to file one, "Effective Time" with respect to such additional registration statement means the date and time as of which such registration statement is filed and becomes effective pursuant to Rule 462(b). "Effective Date" with respect to the initial registration statement or the additional registration statement (if any) means the date of the Effective Time thereof. The initial registration statement, as amended at its Effective Time, including all material incorporated by reference therein, including all information contained in the additional registration statement (if any) and deemed to be a part of the initial registration statement as of the Effective Time of the additional registration statement pursuant to the General Instructions of the Form on which it is filed and including all information (if any) deemed to be a part of the initial registration statement as of its Effective Time pursuant to Rule 430A(b) ("Rule 430A(b)") under the Act, is hereinafter referred to as the "Initial Registration Statement". The additional registration statement, as amended at its Effective Time, including the contents of the initial registration statement incorporated by reference therein and including all information (if any) deemed to be a part of the additional registration statement as of its Effective Time pursuant to Rule 430A(b), is hereinafter referred to as the "Additional Registration Statement". The Initial Registration Statement and the Additional Registration Statement are hereinafter referred to collectively as the "Registration Statements" and individually as a "Registration Statement". The form of prospectus relating to the Offered Securities, as first filed with the Commission pursuant to and in accordance with Rule 424(b) ("Rule 424(b)") under the Act or (if no such filing is required) as included in a Registration Statement, including all material incorporated by reference in such prospectus, is hereinafter referred to as the "Prospectus". No document has been or will be prepared or distributed in reliance on Rule 434 under the Act.

                  (ii) If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement: (A) on the Effective Date of the Initial Registration Statement, the Initial Registration Statement conformed in all material respects to the requirements of the Act and the published rules and regulations of the Commission ("Rules and Regulations") and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (B) on the Effective Date of the Additional Registration Statement (if any), each Registration Statement conformed or will conform, in all material respects to the requirements of the Act and the Rules and Regulations and did not include, or will not include, any untrue statement of a material fact and did not omit, or will not omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (C) on the date of this Agreement, the Initial Registration Statement and, if the Effective Time of the Additional Registration Statement is prior to


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the execution and delivery of this Agreement, the Additional Registration
Statement each conforms, and at the time of filing of the Prospectus pursuant to Rule 424(b) or (if no such filing is required) at the Effective Date of the Additional Registration Statement in which the Prospectus is included, each Registration Statement and the Prospectus will conform, in all material respects to the requirements of the Act and the Rules and Regulations, and neither of such documents includes, or will include, any untrue statement of a material fact or omits, or will omit, to state any material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading. If the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement: on the Effective Date of the Initial Registration Statement, the Initial Registration Statement and the Prospectus will conform in all material respects to the requirements of the Act and the Rules and Regulations, neither of such documents will include any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading, and no Additional Registration Statement has been or will be filed. The two preceding sentences do not apply to statements in or omissions from a Registration Statement or the Prospectus based upon written information furnished to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information is that described as such in Section 7(d) hereof.

                  (iii) The Company has been duly incorporated and is an existing corporation in good standing under the laws of the State of Delaware, with the corporate power and authority to own its properties and conduct its business as described in the Prospectus; and the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified and in good standing could not reasonably be expected, individually or in the aggregate, to have a material adverse effect on the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole (a "Material Adverse Effect").

                  (iv) Each subsidiary of the Company that (i) generated 5% or more of the revenues, (ii) generated 5% or more of the operating income, or
(iii) held 5% or more of the assets, in each case, of the Company and its subsidiaries on a consolidated basis as reflected in the financial statements included in the Prospectus under the heading "Pro Forma Financial Information" (each, a "Significant Subsidiary"), has been duly incorporated and is an existing corporation in good standing under the laws of the jurisdiction of its incorporation, with the corporate power and authority to own its properties and conduct its business as described in the Prospectus; and each Significant Subsidiary of the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified and in good standing could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect; all of the issued and outstanding capital stock of each Significant Subsidiary of the Company has been duly authorized and validly issued and is fully paid and nonassessable; and, except as expressly disclosed or incorporated by reference in the Prospectus and except for pledges in favor of United States Trust Company of New York, as collateral agent for the holders of the Company's 13.25% Senior Secured Notes due 2002, the capital stock of each Significant Subsidiary owned by the Company, directly or through subsidiaries, is owned free from liens, encumbrances and defects.

                  (v) The Offered Securities, when issued pursuant to this Agreement, and all other outstanding shares of capital stock of the Company have been duly authorized and validly issued, are fully paid and nonassessable and conform in all material respects to the description thereof contained in the Prospectus; and the stockholders of the Company have no preemptive rights with respect to the Securities.


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
                  (vi) Except as disclosed in the Prospectus, there are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or any Underwriter for a brokerage commission, finder's fee or other like payment in connection with this offering.

                  (vii) Except for (a) that certain Registration Rights Agreement, dated as of December 9, 1994, by and among Randolph W. Lenz, David J. Langevin, Marvin B. Rosenberg and the Company, (b) that certain Warrant Registration Rights Agreement, dated as of December 20, 1993, by and among the Company and the parties signatory thereto, (c) that certain Registration Rights Agreement, dated May 9, 1995, between the Company, Jefferies & Company, Inc., and Dillon, Read & Co. Inc., and (d) that certain Agreement, dated as of November 2, 1995, between the Company and the Selling Stockholder, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to a Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act.

                  (viii) The Company has filed an application to list the Offered Securities on the New York Stock Exchange and has received notification that the listing has been approved subject to notice of issuance.

                  (ix) No consent, approval, authorization, or order of, or filing with, any governmental agency or body or any court is required to be obtained or made by the Company for the performance by the Company of its obligations under this Agreement, except such as have been obtained and made under the Act and such as may be required under state securities laws.

                  (x) The execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company or any Significant Subsidiary of the Company or any of their properties, or any agreement or instrument to which the Company or any Significant Subsidiary is a party or by which the Company or any Significant Subsidiary is bound or to which any of the properties of the Company or any Significant Subsidiary is subject, or the charter or by-laws of the Company or any Significant Subsidiary, except in each such case, (i) that any rights to indemnity and contribution herein may be limited by federal and state securities laws and public policy considerations and (ii) for such breaches, violations and defaults as could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

                  (xi) This Agreement has been duly authorized, executed and delivered by the Company.

                  (xii) Except as disclosed in the Prospectus, the Company and its Significant Subsidiaries have good title to all real properties and all other properties and assets owned by them that are material to the Company and its subsidiaries taken as a whole, in each case free from liens and encumbrances that would materially affect the value thereof or materially interfere with the use made or to be made thereof by them; and except as disclosed in the Prospectus, the Company and its Significant Subsidiaries hold any leased real or personal property that is material to the Company and its subsidiaries taken as a whole under valid and enforceable leases with no exceptions that would materially interfere with the use made or to be made thereof by them.


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
                  (xiii) The Company and its subsidiaries possess all certificates, authorities or permits issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by them and have not received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit that, if determined adversely to the Company or any of its subsidiaries, could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

                  (xiv) Except as disclosed in the Prospectus, no labor strike, slowdown, stoppage or dispute (except for routine disciplinary and grievance matters) with the employees of the Company or any subsidiary exists or, to the knowledge of the Company, is imminent, that could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

                  (xv) The Company and its subsidiaries own, possess, have the right to use, or can acquire on reasonable terms, adequate trademarks, trade names and other rights to inventions, know-how, patents, copyrights, confidential information and other intellectual property (collectively, "intellectual property rights") used in the conduct the business now operated by them, except for such failures to so own, possess or have the right to use or acquire such intellectual property rights as which could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, and have not received any notice of infringement of or conflict with asserted rights of others with respect to any intellectual property rights that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect.

                  (xvi) Except as disclosed in the Prospectus, neither the Company nor any of its subsidiaries (i) is in violation of any statute, any rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, "environmental laws"), (ii) owns or operates any real property that to the knowledge of the Company is contaminated with any substance that is subject to any environmental laws, (iii) is to the knowledge of the Company liable for any off-site disposal or contamination pursuant to any environmental laws, or (iv) is to the knowledge of the Company subject to any claim relating to any environmental laws, in each case, which violation, contamination, liability or claim would individually or in the aggregate have a Material Adverse Effect; and the Company is not aware of any pending investigation which might lead to such a claim.

                  (xvii) Except as disclosed in the Prospectus, there are no pending actions, suits or proceedings against or affecting the Company, any of its subsidiaries or any of their respective properties that have a reasonable likelihood of being adversely determined and, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect, or would materially and adversely affect the ability of the Company to perform its obligations under this Agreement, or which are otherwise material in the context of the sale of the Offered Securities; and no such actions, suits or proceedings are threatened in writing or, to the Company's knowledge, contemplated.

                  (xviii) The financial statements included or incorporated by reference in each Registration Statement and the Prospectus present fairly in all material respects the financial position, as applicable, (a) of the Company and its consolidated subsidiaries, (b) of PPM Cranes, Inc. and its consolidated subsidiaries and (c) of the Simon Access Companies (as defined in the Prospectus), in each case as of the dates shown and their results of operations and cash flows for the periods shown (subject in the case of interim financial statements to normal year-end adjustments), and such financial statements have been prepared in conformity with generally accepted accounting principles in the United States applied on a consistent basis and the schedules included in each Registration Statement present fairly the information required to be stated therein. The assumptions used in preparing the pro forma financial statements included


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
in each Registration Statement and the Prospectus provide a reasonable basis for presenting the significant effects directly attributable to the transactions or events described therein, the related pro forma adjustments give appropriate effect to those assumptions, and the pro forma columns therein reflect the proper application of those adjustments to the corresponding historical financial statement amounts.

                  (xix) Except as disclosed in the Prospectus, since the date of the latest financial statements included in the Prospectus, there has been no material adverse change, nor any development or event that could reasonably be expected to result in a material adverse change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole, and, except as disclosed in or contemplated by the Prospectus, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

                  (xx) The Company is not and, after giving effect to the offering and sale of the Offered Securities and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company" as defined in the Investment Company Act of 1940.

                  (xxi) Each of the Standstill Agreement dated as of June 27, 1997, by and among the Company, the Selling Stockholder and the other parties thereto (the "Main Standstill Agreement") and the Agreement dated as of June 27, 1997, by and among the Company, the Selling Stockholder and the Connecticut Bank of Commerce (the "CBC Standstill Agreement" and, together with the Main Standstill Agreement, the "Standstill Agreements") has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding obligation of the Company in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles. The execution, delivery and performance of the Standstill Agreements by the Company, and the consummation of the transactions therein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company any subsidiary of the Company or any of their properties, or any agreement or instrument to which the Company or any such subsidiary is a party or by which the Company or any such subsidiary is bound or to which any of the properties of the Company or any such subsidiary is subject, or the charter or bylaws of the Company or any such subsidiary, except, in each case, for such breaches, violations or defaults as could not reasonably be expected, individually or in the aggregate, to materially and adversely affect the ability of the Company to perform its obligations thereunder.

            (b) The Selling Stockholder represents and warrants to, and agrees with, the several Underwriters that:

                  (i) Except for such liens and encumbrances as will no longer be in effect as a result of the payments described in Section 3 below, the Selling Stockholder has and on the First Closing Date will have valid and unencumbered title to the Offered Securities to be delivered by or on behalf of the Selling Stockholder in accordance with the terms of the Custody Agreement (as defined below) on such Closing Date and full right, power and authority to enter into this Agreement and to sell, assign, transfer and deliver the Offered Securities to be delivered by or on behalf of the Selling Stockholder in accordance with the terms of the Custody Agreement on such Closing Date hereunder; and upon the delivery of and payment for the Offered Securities on each Closing Date hereunder pursuant to the terms of this Agreement and, with respect to the First Closing Date, pursuant to the terms of the Custody Agreement, the several Underwriters will acquire valid and unencumbered title to the Offered Securities to be delivered by the Selling Stockholder on such Closing Date.

                  (ii) If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement: (A) on the Effective Date of the Initial Registration Statement, the


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
Initial Registration Statement conformed in all material respects to the requirements of the Act and the Rules and Regulations and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading,
(B) on the Effective Date of the Additional Registration Statement (if any), each Registration Statement conformed, or will conform, in all material respects to the requirements of the Act and the Rules and Regulations and did not include, or will not include, any untrue statement of a material fact and did not omit, or will not omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (C) on the date of this Agreement, the Initial Registration Statement and, if the Effective Time of the Additional Registration Statement is prior to the execution and delivery of this Agreement, the Additional Registration Statement each conforms, and at the time of filing of the Prospectus pursuant to Rule 424(b) or (if no such filing is required) at the Effective Date of the Additional Registration Statement in which the Prospectus is included, each Registration Statement and the Prospectus will conform, in all material respects to the requirements of the Act and the Rules and Regulations, and neither of such documents includes, or will include, any untrue statement of a material fact or omits, or will omit, to state any material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading. If the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement: on the Effective Date of the Initial Registration Statement, the Initial Registration Statement and the Prospectus will conform in all material respects to the requirements of the Act and the Rules and Regulations, neither of such documents will include any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading; provided, however, that the two preceding sentences shall only apply to statements in or omissions from a Registration Statement or the Prospectus based upon written information furnished to the Company by the Selling Stockholder specifically for use therein, it being understood and agreed that the only such information is that described as such in Section 7(c) hereof.

                  (iii) Except as disclosed in the Prospectus, there are no contracts, agreements or understandings between the Selling Stockholder and any person that would give rise to a valid claim against the Selling Stockholder or any Underwriter for a brokerage commission, finder's fee or other like payment in connection with this offering.

                  (iv) The power of attorney signed by the Selling Stockholder (the "Power of Attorney") appointing Thomas S. Gallagher as his attorney-in-fact to the extent set forth therein with regard to the transactions contemplated hereby and by the Registration Statements and the Standstill Agreements has been duly authorized, executed and delivered by or on behalf of the Selling Stockholder and is a valid and binding instrument of the Selling Stockholder enforceable in accordance with its terms, and, pursuant to such power of attorney, the Selling Stockholder has authorized Thomas S. Gallagher to execute and deliver on his behalf this Agreement, the Standstill Agreements, and any other documents necessary or desirable in connection with transactions contemplated hereby and to deliver the Securities to be sold by the Selling Stockholder pursuant to this Agreement.

                  (v) The execution and delivery by the Selling Stockholder of, and performance by the Selling Stockholder of its obligations under, this Agreement and the Custody Agreement, and the execution and delivery of the Power of Attorney by the Selling Stockholder, and the consummation of the transactions herein and therein contemplated, will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Selling Stockholder or any affiliate of the Selling Stockholder or any of their properties, or any agreement or instrument to which the Selling Stockholder or any such affiliate is a party or by which the Selling Stockholder or any such affiliate is bound or to which any of the properties of the Selling Stockholder or any such affiliate is subject, or, if


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
applicable, the charter or by-laws of any such affiliate, except, in each such case, that any rights to indemnity and contribution herein may be limited by federal and state securities law and public policy considerations.

                  (vi) The execution and delivery by or on behalf of the Selling Stockholder or any affiliate thereof of the Standstill Agreements, and the performance of their respective obligations thereunder, will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over each party thereto other than the Company or any of their properties, or any agreement or instrument to which any such party is a party or by which any such party is bound or to which any of the properties of any such party is subject, or, if applicable, the charter or by-laws of any such party, except, in each case, for such breaches, violations or defaults as could not reasonably be expected, individually or in the aggregate, to adversely affect the performance by the Selling Stockholder or any affiliate thereof of their respective obligations thereunder.

                  (vii) This Agreement has been duly authorized, executed and delivered by Thomas S. Gallagher on behalf of the Selling Stockholder pursuant to the Power of Attorney.

                  (viii) The Standstill Agreements have been duly authorized, executed and delivered by each party thereto other than the Company, and constitute valid and legally binding obligations of each such party in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; the Custody Agreement has been duly authorized, executed and delivered by the Selling Stockholder, and constitutes a valid and legally binding obligation of the Selling Stockholder in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

                  (ix) The representations and warranties of each party to the Standstill Agreements other than the Company contained in the Standstill Agreements are true and correct on the date hereof with the force and effect as if made on the date hereof and each such party has complied in all material respects with all agreements and obligations to be performed by it under the Standstill Agreements.

                  (x) None of the Securities registered in the name of the Selling Stockholder as set forth on Exhibit B to the Main Standstill Agreement are subject to an arrangement that would be deemed to result in a change of ownership of such Securities for purposes of Section 382 of the Internal Revenue Code of 1986, as amended.

      3. Purchase, Sale and Delivery of Offered Securities. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company and the Selling Stockholder agree, severally and not jointly, to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company and the Selling Stockholder, at a purchase price of $19.50 per share, that number of Firm Securities (rounded up or down, as determined by Credit Suisse First Boston Corporation ("CSFBC") in its discretion, in order to avoid fractions) obtained by multiplying 5,000,000 Firm Securities in the case of the Company and 2,000,000 Firm Securities in the case of the Selling Stockholder, in each case by a fraction the numerator of which is the number of Firm Securities set forth opposite the name of such Underwriter in Schedule A hereto and the denominator of which is the total number of Firm Securities.

      On or before the First Closing Date (as defined below), certificates in negotiable form for the Offered Securities to be sold by the Selling Stockholder hereunder will be in the custody of American Stock Transfer & Trust Company (the "Custodian") pursuant to the Custody Agreement, dated July 22, 1997,


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
among the Selling Stockholder, the Custodian and the other parties thereto (the "Custody Agreement"). The Selling Stockholder agrees that the shares represented by such certificates are subject to the interests of the Underwriters hereunder, that the arrangements made by the Selling Stockholder for such custody are to that extent irrevocable, and that the obligations of the Selling Stockholder hereunder shall not be terminated by operation of law, whether by the death of the Selling Stockholder or the occurrence of any other event. If the Selling Stockholder should die, or if any other such event should occur, before the delivery of the Offered Securities hereunder, such Offered Securities shall be delivered by the Custodian in accordance with the terms and conditions of this Agreement and the Custody Agreement as if such death or other event had not occurred, regardless of whether or not the Custodian shall have received notice of such death or other event.

      The Company will deliver 5,000,000 Firm Securities and the Selling Stockholder (through the Custodian in accordance with the terms of the Custody Agreement) will deliver 2,000,000 Firm Securities to the Representatives for the accounts of the Underwriters, against payment of the purchase price in Federal (same day) funds by wire transfer (i) to an account at a United States financial institution designated in advance in writing by the Company in the case of 5,000,000 shares of Firm Securities, and (ii) in such amounts and to such account(s) at United States financial institutions designated in advance in writing by the Selling Stockholder in the case of 2,000,000 shares of Firm Securities, at the office of Skadden, Arps, Slate, Meagher & Flom LLP, at 9:00 A.M., New York time, on July 28, 1997, or at such other time not later than seven full business days thereafter as CSFBC and the Company determine, such time being herein referred to as the "First Closing Date". The certificates for the Firm Securities to be so delivered will be in definitive form, in such denominations and registered in such names as CSFBC requests and will be made available for checking and packaging at the above office at least 24 hours prior to the First Closing Date.

      In addition, upon written notice from CSFBC given to the Company from time to time not more than 30 days subsequent to the date of the Prospectus, the Underwriters may purchase all or less than all of the Optional Securities at the purchase price per Security to be paid for the Firm Securities. The Company agrees to sell to the Underwriters the number of Optional Securities specified in such notice and the Underwriters agree, severally and not jointly, to purchase such Optional Securities. Such Optional Securities shall be purchased for the account of each Underwriter in same proportion as the number of Firm Securities set forth opposite such Underwriter's name in Schedule A hereto bears to the total number of Firm Securities (subject to adjustment by CSFBC to eliminate fractions) and may be purchased by the Underwriters only for the purpose of covering over-allotments made in connection with the sale of the Firm Securities. No Optional Securities shall be sold or delivered unless the Firm Securities previously have been, or simultaneously are, sold and delivered. The right to purchase the Optional Securities or any portion thereof may be exercised from time to time and to the extent not previously exercised may be surrendered and terminated at any time upon notice by CSFBC to the Company.

      Each time for the delivery of and payment for the Optional Securities, being herein referred to as an "Optional Closing Date", which may be the First Closing Date (the First Closing Date and each Optional Closing Date, if any, being sometimes referred to as a "Closing Date"), shall be determined by CSFBC but shall be not later than five full business days after written notice of election to purchase Optional Securities is given. The Company will deliver the Optional Securities being purchased on each Optional Closing Date to the Representatives for the accounts of the several Underwriters, against payment of the purchase price therefor in Federal (same day) funds by wire transfer to an account at a United States financial institution designated in advance in writing by the Company, at the office of Skadden, Arps, Slate, Meagher & Flom LLP. The certificates for the Optional Securities being purchased on each Optional Closing Date will be in definitive form, in such denominations and registered in such names as CSFBC requests upon reasonable notice prior to such Optional Closing Date and will be made available for checking and packaging at the above office at least 24 hours in advance of such Optional Closing Date.

      4. Offering by Underwriters. It is understood that the several Underwriters propose to offer the Offered Securities for sale to the public as set forth in the Prospectus.

      5. Certain Agreements of the Company and the Selling Stockholder. The Company agrees with the several Underwriters and the Selling Stockholder that:

            (a) If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, the Company will file the Prospectus with the Commission pursuant to and in accordance with subparagraph
(1) (or if applicable and if consented to by CSFBC, subparagraph (4)) of Rule 424(b) not later than the earlier of (A) the second business day following the execution and delivery of this Agreement or (B) the fifteenth business day after the Effective Date of the Initial Registration Statement. The Company will advise CSFBC promptly of any such filing pursuant to Rule 424(b). If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement and an additional registration statement is necessary to register a portion of the Offered Securities under the Act but the Effective Time thereof has not occurred as of such execution and delivery, the Company will file the additional registration statement or, if filed, will file a post-effective amendment thereto with the Commission pursuant to and in accordance with Rule 462(b) on or prior to 10:00 P.M., New York time, on the date of this Agreement or, if earlier, on or prior to the time the Prospectus is printed and distributed to any Underwriter, or will make such filing at such later date as shall have been consented to by CSFBC.

            (b) The Company will advise CSFBC promptly of any proposal to amend or supplement the initial or any additional registration statement as filed or the related prospectus or the Initial Registration Statement, the Additional Registration Statement (if any) or the Prospectus and will not effect such amendment or supplementation without CSFBC's consent, which consent shall not be unreasonably withheld or delayed; and the Company will also advise CSFBC promptly of the effectiveness of each Registration Statement (if its Effective Time is subsequent to the execution and delivery of this Agreement) and of any amendment or supplementation of a Registration Statement or the Prospectus and of the institution by the Commission of any stop order proceedings in respect of a Registration Statement and will use its reasonable best efforts to prevent the issuance of any such stop order and to obtain as soon as possible its lifting, if issued.

            (c) If, at any time when a prospectus relating to the Offered Securities is required to be delivered under the Act in connection with sales by any Underwriter or dealer, any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Prospectus to comply with the Act, the Company will promptly notify CSFBC of such event and will promptly prepare and file with the Commission, at its own expense, an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance. Neither CSFBC's consent to, nor the Underwriters' delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 6.

            (d) As soon as practicable, but not later than the Availability Date (as defined below), the Company will make generally available to its securityholders an earnings statement (which need not be audited) covering a period of at least 12 months beginning after the Effective Date of the Initial Registration Statement (or, if later, the Effective Date of the Additional Registration Statement) which will satisfy the provisions of Section 11(a) of the Act. For the purpose of the preceding sentence, "Availability Date" means the 45th day after the end of the fourth fiscal quarter following the fiscal quarter that includes such Effective Date, except that, if such fourth fiscal quarter is the last quarter of the Company's fiscal year, "Availability Date" means the 90th day after the end of such fourth fiscal quarter.

            (e) The Company will furnish to the Representatives copies of each Registration Statement (five of which will be signed and will include all exhibits), each related preliminary prospectus, and, so long as a prospectus relating to the Offered Securities is required to be delivered under the Act in connection with sales by any Underwriter or dealer, the Prospectus and all amendments and supplements to such documents, in each case in such quantities as CSFBC reasonably requests. The Prospectus shall be so furnished on or prior to 3:00 P.M., New York time, on the business day following the later of the execution and delivery of this Agreement or the Effective Time of the Initial Registration Statement. All other such documents shall be so furnished as soon as available. The Company will pay the expenses of printing and distributing to the Underwriters all such documents.

            (f) The Company will arrange for the qualification of the Offered Securities for sale under the laws of such jurisdictions as CSFBC reasonably designates and will continue such qualifications in effect so long as required for the distribution.

            (g) During the period of five years hereafter, the Company will furnish to the Representatives and, upon request, to each of the other Underwriters, as soon as practicable after the end of each fiscal year, a copy of its annual report to stockholders for such year; and the Company will furnish to the Representatives as soon as available, a copy of each report and any definitive proxy statement of the Company filed with the Commission under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or mailed to stockholders.

            (h) For a period of 180 days after the date of the initial public offering of the Offered Securities, the Company will not offer, sell, contract to sell, announce their intention to sell, pledge or otherwise dispose of, directly or indirectly, or file with the Commission a registration statement under the Act relating to, any additional shares of its Securities or securities convertible into or exchangeable or exercisable for any shares of its Securities, or publicly disclose the intention to make any such offer, sale, pledge, disposition or filing, without the prior written consent of CSFBC, and the Company shall, concurrently with the execution of this Agreement, deliver an agreement executed by each of the officers and directors of the Company listed on Schedule B hereto to the effect that each such person will not engage in any of the foregoing transactions (other than bona fide pledges) with respect to any Securities or securities convertible into or exchangeable for any Securities, in each case beneficially owned by such person during such period. The foregoing shall not apply to (i) any Securities issuable upon the exercise or redemption of an option or warrant or the conversion or exchange of a security, in each case outstanding on the date of the Prospectus and in accordance with its terms of the respective securities, (ii) any securities of the Company sold or granted pursuant to the Company's incentive and other benefit plans as in effect as of the date of the Prospectus, (iii) any shares of its Securities issued upon exercise of the Company's issued and outstanding Equity Rights in accordance with the terms thereof and (iv) any warrants or securities convertible into its Securities issued in exchange for any of the Company's warrants, options or Equity Rights outstanding on the date of the Prospectus.

            (i) (1) The Company agrees with the several Underwriters that the Company will pay all expenses incident to the performance of the obligations of the Company under this Agreement, for any filing fees and other expenses (including reasonable fees and disbursements of counsel) in connection with qualification of the Offered Securities for sale under the laws of such jurisdictions as CSFBC reasonably designates and the printing of memoranda relating thereto, for the filing fee incident to the review by the National Association of Securities Dealers, Inc. of the Offered Securities, for any travel expenses of the Company's officers and employees and any other expenses of the Company in connection with attending or hosting meetings with prospective purchasers of the Offered Securities and for expenses incurred in distributing preliminary prospectuses and the Prospectus (including any amendments and supplements thereto) to the Underwriters.

                  (2) The Selling Stockholder agrees with the several Underwriters that it will pay or cause to be paid all expenses incident to the performance of the obligations of the Selling Stockholder under this Agreement, including but not limited to fees and disbursements of its counsel and any transfer taxes on the sale by the Selling Stockholders of the Offered Securities to the Underwriters.

            (j) The Selling Stockholder agrees to deliver to CSFBC, attention:
Transactions Advisory Group, on or prior to the First Closing Date a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

            (k) The Company agrees that it will use the net proceeds to it from the Offered Securities in the manner described in the Prospectus under the caption "Use of Proceeds". The Company further agrees that within two Business Days of the First Closing Date it will, in accordance with terms of the indenture (the "Indenture") relating to its Senior Secured Notes (as defined in the Prospectus), give such notices to the trustee of the relevant Senior Secured Notes and take such other actions as may be required to exercise, at the earliest practicable date, its optional redemption right under Section 3.7 of the Indenture with respect to the maximum amount of Senior Secured Notes redeemable with such net proceeds under the terms of the Indenture and, if applicable, the New Credit Facility (as defined in the Prospectus).

      6. Conditions of the Obligations of the Underwriters. The obligations of the several Underwriters to purchase and pay for the Firm Securities on the First Closing Date and the Optional Securities to be purchased on each Optional Closing Date will be subject to the accuracy in all material respects of the representations and warranties on the part of the Company and the Selling Stockholder herein, to the accuracy of the statements of Company officers made pursuant to the provisions hereof, to the performance by the Company and the Selling Stockholder of their obligations hereunder and to the following additional conditions precedent:

            (a) The Representatives shall have received a letter, dated the date of delivery thereof (which, if the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, shall be on or prior to the date of this Agreement or, if the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement, shall be prior to the filing of the amendment or post-effective amendment to the registration statement to be filed shortly prior to such Effective Time), of Price Waterhouse LLP confirming that they are independent public accountants within the meaning of the Act and the applicable published Rules and Regulations thereunder and stating to the effect that:

                  (i) in their opinion the financial statements and schedules examined by them and included or incorporated by reference in the Registration Statements comply as to form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations;

                  (ii) they have performed the procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in Statement of Auditing Standards No. 71, Interim Financial Information, on the unaudited financial statements included in or incorporated by reference in the Registration Statements;

                  (iii) on the basis of the review referred to in clause (ii) above, a reading of the latest available interim financial statements of the Company, and of all subsidiaries of the Company for which such interim financial statements are provided, inquiries of officials of the Company, and of such subsidiaries, who have responsibility for financial and accounting matters and other specified procedures, nothing came to their attention that caused them to believe that:

                        (A) the unaudited financial statements included in or incorporated by reference in the Registration Statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations or any material modifications should be made to such unaudited financial statements for them to be in conformity with generally accepted accounting principles;

                        (B) at the date of the latest available balance sheet read by such accountants, or at a subsequent specified date not more than three business days prior to the date of this Agreement, there was any change in the capital stock or any material increase in long-term debt of the Company and its consolidated subsidiaries, as compared with amounts shown on the latest balance sheet included in the Prospectus; or

                        (C) for the period from the closing date of the latest income statement included in the Prospectus to the closing date of the latest available income statement read by such accountants there were any decreases, as compared with the corresponding period of the previous year and with the period of corresponding length ended the date of the latest income statement included in the Prospectus, in consolidated net sales or in the total or per share amounts of consolidated net income;

except in all cases set forth in clauses (B) and (C) above for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are disclosed in such letter;

                  (iv) they have performed the procedures specified by the American Institute of Certified Public Accountants for a review on pro forma financial information as described in Statement on Standards for Attestation Engagement No. 1, Reporting on Pro Forma Financial Statements, on the pro forma financial statements included in or incorporated by reference in the Registration Statements;

                  (v) on the basis of the review referred to in clause (iv) above, nothing came to their attention that caused them to believe that the pro forma financial statements included in or incorporated by reference in the Registration Statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations or that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements; and

                  (vi) they have compared specified dollar amounts (or percentages derived from such dollar amounts) and other financial information contained in the Registration Statements (in each case to the extent that such dollar amounts, percentages and other financial information are derived from the general accounting records of the Company and its subsidiaries subject to the internal controls of the Company's accounting system or are derived directly from such records by analysis or computation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter and have found such dollar amounts, percentages and other financial information to be in agreement with such results, except as otherwise specified in such letter.

      For purposes of this subsection (a), (i) if the Effective Time of the Initial Registration Statements is subsequent to the execution and delivery of this Agreement, "Registration Statements" shall mean the initial registration statement as proposed to be amended by the amendment or post-effective amendment to be filed shortly prior to its Effective Time, (ii) if the Effective Time of the Initial Registration Statements is prior to the execution and delivery of this Agreement but the Effective Time of the Additional Registration Statement is subsequent to such execution and delivery, "Registration Statements" shall mean the Initial Registration Statement and the additional registration statement as proposed to be filed or as proposed to be amended by the post-effective amendment to be filed shortly prior to its Effective Time, and
(iii) "Prospectus" shall mean the prospectus included in the Registration Statements. All financial statements and schedules included in material incorporated by reference into the Prospectus shall be deemed included in the Registration Statements for purposes of this subsection.

            (b) If the Effective Time of the Initial Registration Statement is not prior to the execution and delivery of this Agreement, such Effective Time shall have occurred not later than 10:00 P.M., New York time, on the date of this Agreement or such later date as shall have been consented to by CSFBC. If the Effective Time of the Additional Registration Statement (if any) is not prior to the execution and delivery of this Agreement, such Effective Time shall have occurred not later than 10:00 P.M., New York time, on the date of this Agreement or, if earlier, the time the Prospectus is printed and distributed to any Underwriter, or shall have occurred at such later date as shall have been consented to by CSFBC. If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, the Prospectus shall have been filed with the Commission in accordance with the Rules and Regulations and Section 5(a) of this Agreement. Prior to such Closing Date, no stop order suspending the effectiveness of a Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of the Selling Stockholder, the Company or the Representatives, shall be contemplated by the Commission.

            (c) Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) any change, or any development or event that could reasonably be expected to result in a change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole, which, in the judgment of a majority in interest of the Underwriters including the Representatives, is material and adverse to the Company and its subsidiaries taken as a whole and makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Offered Securities; (ii) any downgrading in the rating of any debt securities of the Company by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act), or any public announcement that any such organization has under surveillance or review its rating in effect on the date of this Agreement of any debt securities or preferred stock of the Company (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating); (iii) any suspension or material limitation of trading in securities generally on the New York Stock Exchange, or any setting of minimum prices for trading on such exchange, or any suspension of trading of any securities of the Company on any exchange or in the over-the-counter market;
(iv) any banking moratorium declared by U.S. Federal or New York authorities; or
(v) any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by Congress or any other substantial national or international calamity or emergency if, in the judgment of a majority in interest of the Underwriters including the Representatives, the effect of any such outbreak, escalation, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Offered Securities.

            (d) The Representatives shall have received an opinion, dated such Closing Date, of Robinson Silverman Pearce Aronsohn & Berman LLP, counsel to the Company, to the effect that:

                  (i) The Company and each Significant Subsidiary organized under the laws of the State of Delaware have been duly incorporated and are existing corporations in good standing under the laws of their respective jurisdictions of incorporation, with corporate power and authority to own their respective properties and conduct their respective businesses as described in the Prospectus;

                  (ii) The Offered Securities, when issued pursuant to the Underwriting Agreement, will be duly authorized and validly issued, are fully paid and nonassessable and conform in all material respects to the description thereof contained in the Prospectus; and the stockholders of the Company have no preemptive rights with respect to the Offered Securities under the charter or by-laws of the Company or under Delaware law;

                  (iii) Except for those agreements referred to in the representation in Section 2(a)(vii) above, there are no contracts, agreements or understandings known to such counsel between the Company and any person granting such person the right to require the Company to include such securities in the securities registered pursuant to the Registration Statement;

                  (iv) The Company is not and, after giving effect to the offering and sale of the Offered Securities and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company" as defined in the Investment Company Act of 1940, as amended;

                  (v) No consent, approval, authorization or order of, or filing with, any governmental agency or body or any court is required to be obtained or made by the Company or any Significant Subsidiary incorporated under the laws of the State of New York or the State of Delaware ("Domestic Significant Subsidiaries") under any Applicable Law (as defined) for the consummation of the transactions contemplated by this Agreement in connection with the sale of the Offered Securities, except such as have been obtained and made under the Act and such as may be required under state securities laws (with respect to which such counsel need express no opinion);

                  (vi) The Underwriting Agreement has been duly authorized, executed and delivered by the Company. The execution and delivery of, and performance by the Company of its obligations under, this Agreement will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any Applicable Law or order known to such counsel of any governmental agency or body or any court having jurisdiction over the Company or any Domestic Significant Subsidiary or any material portion of their respective properties (except that any rights to indemnity and contribution herein may be limited by federal and state securities laws and public policy considerations), or any agreement or instrument filed as an exhibit to the Registration Statement or any Exchange Act filing incorporated by reference in the Registration Statement, or the charter or by-laws of the Company or any Domestic Significant Subsidiary;

                  (vii) The Initial Registration Statement was declared effective under the Act at 11:00 a.m. on July 22, 1997, the Additional Registration Statement (if any) was filed and became effective under the Act as of the date and time (if determinable) specified in such opinion, the Prospectus either was filed with the Commission pursuant to the subparagraph of Rule 424(b) specified in such opinion on the date specified therein or was included in the Initial Registration Statement or the Additional Registration Statement (as the case may be), and, to the best of the knowledge of such counsel, no stop order suspending the effectiveness of a Registration Statement or any part thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Act, and each Registration Statement and the Prospectus, and each amendment or supplement thereto, as of their respective effective or issue dates, complied as to form in all material respects with the requirements of the Act and the Rules and Regulations; and that while such counsel is not passing upon and does not assume responsibility for, and shall not be deemed to have independently verified the accuracy, completeness or fairness of the statements contained in any Registration Statement or any Prospectus (except statements made under the caption "Description of Securities" insofar as they relate to legal matters), such counsel shall state that no facts have come to such counsel's attention in the course of participating with officers and representatives of the Company in the preparation of a Registration Statement (except for financial statements and schedules and other financial and statistical data contained therein, as to which such counsel need express no opinion) to lead it to believe that any part of a Registration Statement or any amendment thereto, as of its effective date or as of such Closing Date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading; or that the Prospectus or any amendment or supplement thereto, as of its issue date or as of such Closing Date, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; the descriptions in the

Registration Statements and Prospectus of statutes, legal and governmental proceedings and contracts and other documents are accurate in all material respects and fairly present the information required to be shown; and such counsel do not know of any legal or governmental proceedings required to be described in a Registration Statement or the Prospectus which are not described as required or of any contracts or documents of a character required to be described in a Registration Statement or the Prospectus or to be filed as exhibits to a Registration Statement which are not described and filed as required; and

                  (viii) The Standstill Agreements have been duly authorized, executed and delivered by the Company and constitute valid and legally binding obligations of the Company in accordance with their terms. The execution and delivery of, and performance by the Company of its obligations under, the Standstill Agreements, will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any rule, regulation or order known to such counsel of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company or any Domestic Significant Subsidiary or any material portion of their respective properties (except that any rights to contribution and indemnity therein may be limited by federal and state securities laws and public policy considerations), or any agreement or instrument filed as an exhibit to the Registration Statement or any Exchange Act filing incorporated by reference in the Registration Statement, or the charter or by-laws of the Company or any Domestic Significant Subsidiary.

      Such counsel may state that, as it relates to enforceability, the opinions expressed in clause (viii) are limited by (1) bankruptcy, insolvency, fraudulent conveyance and similar laws affecting creditors' rights generally and (2) equitable principles of general applicability. Such counsel may also qualify such opinion in other respects reasonably acceptable to CSFBC.

            (e) The Representatives shall have received an opinion, dated such Closing Date, of Marvin B. Rosenberg, general counsel of the Company, to the effect that:

                  (i) The Company and each Significant Subsidiary incorporated within the United States of America (the "Domestic Significant Subsidiaries") have been duly incorporated and are existing corporations in good standing under the laws of their respective jurisdictions of incorporation, with corporate power and authority to own their respective properties and conduct their respective businesses as described in the Prospectus; and the Company and each Domestic Significant Subsidiary are duly qualified to do business as foreign corporations in good standing in all other jurisdictions in which their ownership or lease of property or the conduct of their business requires such qualifications, except to the extent that the failure to be so qualified and in good standing could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Based on my review of organizational documents (or English translations thereof) of each Significant Subsidiary incorporated outside the United States of America (the "Foreign Significant Subsidiaries") and interviews and statements of persons who are informed as to the formation and status of the Foreign Significant Subsidiaries, the Foreign Significant Subsidiaries have been duly incorporated and are existing corporations in good standing under the laws of their respective countries of organization, with corporate power and authority to own their respective properties and conduct their respective businesses as described in the Prospectus; based on my review of organizational documents (or English translations thereof) of the Foreign Significant Subsidiaries and interviews and statements of persons who are informed as to the formation and status of the Foreign Significant Subsidiaries, the Foreign Significant Subsidiaries are duly qualified to do business as foreign corporations in good standing in all other jurisdictions in which their ownership or lease of property or the conduct of their business requires such qualifications, except to the extent that the failure to be so qualified and in good standing could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

                  (ii) Based upon my examination of the corporate stock books and records of each of the Domestic Significant Subsidiaries and the corporate stock books and records (or English translations thereof) of the Foreign Significant Subsidiaries and interviews and statements of persons who are informed as to the status of the Foreign Significant Subsidiaries, the Offered Securities, when issued in accordance with the Underwriting Agreement, will be, and all other outstanding shares of the capital stock of the Company and each Significant Subsidiary have been, duly authorized and validly issued, are fully paid and nonassessable and conform in all material respects to the description thereof contained in the Prospectus; and the stockholders of the Company have no preemptive rights with respect to the Offered Securities;

                  (iii) Except for those agreements referred to in the representation set forth in Section 2(a)(vii) hereof, there are no contracts, agreements or understandings known to such counsel between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act;

                  (iv) No consent, approval, authorization or order of, or filing with, any governmental agency or body or any court is required to be obtained or made by the Company or any Significant Subsidiary under any Applicable Law for the consummation of the transactions contemplated by this Agreement in connection with the sale of the Offered Securities, except such as have been obtained and made under the Act and such as may be required under state securities laws (with respect to which such counsel need express no opinion);

                  (v) The execution and delivery of, and performance by the Company of its obligations under, this Agreement will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any Applicable Law or order known to such counsel of any governmental agency or body or any court having jurisdiction over the Company or any Significant Subsidiary or any of their respective properties (except that any rights to indemnity and contribution herein may be limited by federal and state securities laws and public policy considerations), or any agreement or instrument to which the Company or any Significant Subsidiary is a party or by which the Company or any Significant Subsidiary is bound or to which any of properties of the Company or any Significant Subsidiary is subject, or the charter or by-laws of the Company or any Significant Subsidiary.

                  (vi) The Registration Statement was declared effective under the Act at 11:00 a.m. on July 22, 1997, the Additional Registration Statement (if any) was filed and became effective under the Act as of the date and time (if determinable) specified in such opinion, the Prospectus either was filed with the Commission pursuant to the subparagraph of Rule 424(b) specified in such opinion on the date specified therein or was included in the Registration Statement or the Additional Registration Statement (as the case may be), and, to the best of the knowledge of such counsel, no stop order suspending the effectiveness of a Registration Statement or any part thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Act, and each Registration Statement and the Prospectus, and each amendment or supplement thereto, as of their respective effective or issue dates, complied as to form in all material respects with the requirements of the Act and the Rules and Regulations; and that while such counsel is not passing upon and does not assume responsibility for, and shall not be deemed to have independently verified the accuracy, completeness or fairness of the statements contained in any Registration Statement or any Prospectus (except statements made under the caption "Description of Securities" insofar as they relate to legal matters), such counsel shall state that no facts have come to such counsel's attention in the course of participating with officers and representatives of the Company in the preparation of a Registration Statement (except for financial statements and schedules and other financial and statistical data contained therein, as to which such counsel need express no opinion) to lead it to believe that any part of a Registration Statement or any amendment thereto, as of its effective date or as of such Closing Date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading; or that the Prospectus or any amendment or supplement thereto, as of its issue date or as of such Closing Date, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; the descriptions in the Registration Statements and Prospectus of statutes, legal and governmental proceedings and contracts and other documents are accurate and fairly present the information required to be shown; and such counsel do not know of any legal or governmental proceedings required to be described in a Registration Statement or the Prospectus which are not described as required or of any contracts or documents of a character required to be described in a Registration Statement or the Prospectus or to be filed as exhibits to a Registration Statement which are not described or filed as required; and

                  (vii) This Agreement and the Standstill Agreements have each been duly authorized, executed and delivered by the Company, and the Standstill Agreements constitute valid and legally binding obligations of the Company in accordance with their terms. The execution and delivery of, and performance by the Company of its obligations under, the Standstill Agreements, will not result in a breach or violation of any of the terms and provisions of, or constitute a default under any Applicable Law or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company or any Significant Subsidiary or any of their respective properties (except that any rights to indemnity and contribution herein may be limited by federal and state securities laws and public policy considerations), or any agreement or instrument to which the Company or any Significant Subsidiary is a party or by which the Company or any Significant Subsidiary is bound or to which any of the properties of the Company or any Significant Subsidiary is subject, or the charter or by-laws of the Company or any Significant Subsidiary.

            Such counsel may state that, as it relates to enforceability, the opinions expressed in clause (vii) are limited by (1) bankruptcy, insolvency, fraudulent conveyance and similar laws affecting creditors' rights generally and
(2) equitable principles of general applicability. Such counsel may also qualify such opinion in other respects reasonably acceptable to CSFBC.

            (f) The Representatives shall have received an opinion, dated such Closing Date, of Sonnenschein Nath & Rosenthal, counsel for the Selling Stockholder, to the effect that:

                  (i) Upon the delivery to the Custodian of a stock certificate representing the Offered Securities to be sold by the Selling Stockholder to the Underwriters pursuant to the Underwriting Agreement accompanied by a stock power duly executed in blank by the Selling Stockholder, payment of the agreed consideration for such Offered Securities in accordance with the provisions of the Underwriting Agreement and receipt by Chase (as defined in the Custody Agreement) of such consideration, and assuming the Underwriters have purchased the Offered Securities for value in good faith and without notice of any adverse claim within the meaning of the Uniform Commercial Code as in effect on the date hereof in the State of New York, the several Underwriters will have acquired all the rights of the Selling Stockholder to the Offered Securities purchased by them from the Selling Stockholder free of any adverse claim;

                  (ii) To such counsel's knowledge, no consent, approval, authorization or order of, or filing with, any governmental agency or body or any court is required to be obtained or made by the Selling Stockholder in order to consummate the transactions contemplated by the Power of Attorney, the Custody Agreement or this Agreement in connection with the sale of the Offered Securities by the Selling Stockholder, except such as may be required under federal or state securities laws (with respect to which such counsel expresses no opinion);

                  (iii) The execution, delivery and performance of this Agreement and the Custody Agreement by or on behalf of the Selling Stockholder and the execution and delivery of the Power of

Attorney by the Selling Stockholder and the consummation of the transactions contemplated thereby will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any rule, regulation or order of any governmental agency or body or any court having jurisdiction over the Selling Stockholder or any of its properties (except that any rights to indemnity and contribution therein may be limited by federal and state securities laws and public policy considerations) or the agreements known to such counsel of the Selling Stockholder with respect to the Offered Securities to be sold by the Selling Stockholder, except, in each case, for any such breach, violation or default as could not reasonably be expected, individually or in the aggregate, to materially and adversely affect the performance of the Selling Stockholder thereunder;

                  (iv) The Standstill Agreements have been duly executed and delivered by or on behalf of the Selling Stockholder and constitute valid and legally binding obligations of the Selling Stockholder in accordance with their terms (except that any rights to indemnity and contribution therein may be limited by federal and state securities laws and public policy considerations), subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws relating to or affecting the enforcement of creditors' rights or by general principles of equity;

                  (v) The Power of Attorney appointing Thomas S. Gallagher as attorney-in-fact of the Selling Stockholder to the extent set forth therein with regard to the transactions contemplated hereby and by the Registration Statements, the Standstill Agreements and the Custody Agreement has been duly executed and delivered by or on behalf of the Selling Stockholder and is a valid and binding instrument of the Selling Stockholder (except that any rights to indemnity and contribution therein may be limited by federal and state securities laws and public policy considerations), and pursuant to such Power of Attorney, the Selling Stockholder has authorized Thomas S. Gallagher to execute and deliver on his behalf this Agreement, the Standstill Agreements, and any other document necessary or desirable in connection with transactions contemplated hereby and to deliver the Offered Securities to be sold by the Selling Stockholder pursuant to this Agreement; and

                  (vi) This Agreement has been duly authorized, executed and delivered by Thomas S. Gallagher on behalf of the Selling Stockholder pursuant to the Power of Attorney.

            (g) The Representatives shall have received an opinion, dated such Closing Date of Thomas S. Gallagher, counsel for the Selling Stockholder, to the effect that:

                  (i) The Main Standstill Agreements has been duly authorized, executed and delivered by each party thereto other than the Company and constitutes valid and legally binding obligations of each such party (except that any rights to indemnity and contribution therein may be limited by federal and state securities law and public policy considerations), enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

                  (ii) The CBC Standstill Agreements has been duly authorized, executed and delivered by each party thereto other than the Company and constitutes valid and legally binding obligations of each such party (except that any rights to indemnity and contribution therein may be limited by federal and state securities law and public policy considerations), enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

            (h) The Representatives shall have received from Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Underwriters, such opinion or opinions, dated the Closing Date, with respect to the incorporation of the Company, the validity of the Offered Securities delivered on such Closing Date, the

Registration Statements, the Prospectus and other related matters as the Representatives may require, and the Selling Stockholder and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

            (i) The Representatives shall have received a certificate, dated such Closing Date, of the President or any Vice President and a principal financial or accounting officer of the Company in which such officers, to their knowledge after reasonable investigation, shall state that: the representations and warranties of the Company in this Agreement are true and correct in all material respects; the Company has complied in all material respects with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date; no stop order suspending the effectiveness of any Registration Statement has been issued and no proceedings for that purpose have been instituted or are contemplated by the Commission; the Additional Registration Statement (if any) satisfying the requirements of subparagraphs (1) and (3) of Rule 462(b) was filed pursuant to Rule 462(b), including payment of the applicable filing fee in accordance with Rule 111(a) or
(b) under the Act, prior to the time the Prospectus was printed and distributed to any Underwriter; and, subsequent to the date of the most recent financial statements incorporated by reference in the Prospectus, there has been no material adverse change, nor any development or event that could reasonably be expected to result in a material adverse change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole except as set forth in or contemplated by the Prospectus or as described in such certificate.

            (j) The Representatives shall have received a certificate, dated such Closing Date, of the Selling Stockholder, in which the Selling Stockholder, to the best of his knowledge after reasonable investigation, shall state that: the representations and warranties of the Selling Stockholder in this Agreement are true and correct in all material respects and the Selling Stockholder has complied in all material respects with all agreements and satisfied all conditions on its part to be performed or satisfied under this Agreement at or prior to such Closing Date.

            (k) The Representatives shall have received a letter, dated such Closing Date, of Price Waterhouse LLP which meets the requirements of subsection
(a) of this Section, except that the specified date referred to in such subsection will be a date not more than three business days prior to such Closing Date for the purposes of this subsection.

            (l) The Offered Securities shall have been approved for listing on the New York Stock Exchange, subject only to notice of issuance.

            (m) The Standstill Agreements shall be in full force and effect as of the Closing Date and shall not have been modified or amended in any respect; the representations and warranties of each party to the Standstill Agreements other than the Company shall be true and correct in all material respects as of the Closing Date with the same force and effect as if made as of the Closing Date; each such party shall have complied in all material respects with all agreements and obligations to be performed by it under the Standstill Agreements; and the Representatives shall have received a certificate of the Selling Stockholder, dated as of the Closing Date, to the foregoing effect.

            (n) The Custody Agreement, a copy of which was delivered to the Underwriters on the date hereof by the Selling Stockholder, shall not have been revoked, amended or supplemented other than with the written consent of CSFBC, and such Custody Agreement shall be in full force and effect on the First Closing Date.

            (o) The Selling Stockholder and the Company will furnish the Representatives with such conformed copies of such opinions, certificates, letters and documents as the Representatives reasonably request. CSFBC may in its sole discretion waive on behalf of the Underwriters compliance with any conditions to the obligations of the Underwriters hereunder, whether in respect of an Optional Closing Date or otherwise.

      7.  Indemnification and Contribution.

            (a) The Company will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability (or actions in respect thereof) arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in subsection
(d) below.

            (b) The Company will indemnify and hold harmless the Selling Stockholder against any losses, claims, damages or liabilities, to which the Selling Stockholder may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Selling Stockholder for any legal or other expenses reasonably incurred by such Selling Stockholder in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability (or actions in respect thereof) arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in conformity with written information furnished to the Company by the Selling Stockholder specifically for use therein, it being understood and agreed that the only such information furnished by the Selling Stockholder consists of the information described as such in subsection (c) below.

            (c) The Selling Stockholder will indemnify and hold harmless the Company and each Underwriter against any losses, claims, damages or liabilities, to which the Company or such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission was made in conformity with information furnished to the Company in writing by the Selling Stockholder specifically for use therein, and will reimburse the Company and each Underwriter for any legal or other expenses reasonably incurred by the Company or such Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, it being understood and agreed that the only such information furnished on behalf of the Selling Stockholder consists of the following information in the Prospectus furnished on behalf of the Selling
Stockholder: the two
paragraphs appearing under the caption "Risk Factor-Significant Stockholder" and the paragraph appearing under the caption "Selling Stockholder". Notwithstanding the foregoing, in no event shall the Selling Stockholder be required to pay an amount in indemnification under this subsection (c) in excess of the total price at which the Securities sold by the Selling Stockholder hereunder was offered to the public.

            (d) Each Underwriter will severally and not jointly indemnify and hold harmless the Company and the Selling Stockholder against any losses, claims, damages or liabilities to which the Company or such Selling Stockholder may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in conformity with written information furnished to the Company by such Underwriter through the Representatives specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the Company and the Selling Stockholder in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, it being understood and agreed that the only such information furnished by any Underwriter consists of the following information in the Prospectus furnished on behalf of each Underwriter: the last paragraph at the bottom of the cover page concerning the terms of the offering by the Underwriters, the legend concerning over-allotments and stabilizing on the inside front cover page, the concession and reallowance figures appearing in the fourth paragraph under the caption "Underwriting", and the last paragraph under the caption "Underwriting" concerning over-allotments and stabilizing.

            (e) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under subsection (a), (b), (c) or (d) above, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under subsection (a), (b), (c) or (d) above. In case any such action is brought against any indemnified party and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. In no event shall the indemnifying party be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action. An indemnifying party shall not be liable for any settlement of any proceeding effected without its prior written consent; provided, however, that if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees it shall be liable for any settlement effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request,
(ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

            (f) If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a), (b), (c) or (d) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a),
(b), (c) or (d) above (i) in such proportion as is appropriate to reflect the relative benefits received by (x) the Company, (y) the Selling Stockholder and
(z) the Underwriters from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of (x) the Company,
(y) the Selling Stockholder and (z) the Underwriters in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by (i) the Company, (ii) the Selling Stockholder and (iii) the Underwriters shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and the Selling Stockholder, respectively, bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Stockholder or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (f) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (f). Notwithstanding the provisions of this subsection (f), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection
(f) to contribute are several in proportion to their respective underwriting obligations and not joint. Notwithstanding the foregoing, in no event shall the Selling Stockholder be required to pay any amount in contribution under this subsection (f) in excess of the total price at which the Securities sold by the Selling Stockholder hereunder were offered to the public exceeds the amount the Selling Stockholder has otherwise been required to pay pursuant to subsection
(c) above.

            (g) The obligations of the Company and the Selling Stockholder under this Section shall be in addition to any liability which the Company and the Selling Stockholder may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter (as hereinafter defined) within the meaning of the Act; and the obligations of the Underwriters under this Section shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each director of the Company, to each officer of the Company who has signed a Registration Statement and to each person, if any, who controls the Company within the meaning of the Act.

      8. Default of Underwriters. If any Underwriter or Underwriters default in their obligations to purchase Offered Securities hereunder on either the First or any Optional Closing Date and the aggregate number of shares of Offered Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed 10% of the total number of shares of Offered Securities that the Underwriters are obligated to purchase on such Closing Date, CSFBC may make arrangements satisfactory to the Company and the Selling Stockholder for the purchase of such Offered Securities by other persons, including any of the

Underwriters, but if no such arrangements are made by such Closing Date, the non-defaulting Underwriters shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Offered Securities that such defaulting Underwriters agreed but failed to purchase on such Closing Date. If any Underwriter or Underwriters so default and the aggregate number of shares of Offered Securities with respect to which such default or defaults occur exceeds 10% of the total number of shares of Offered Securities that the Underwriters are obligated to purchase on such Closing Date and arrangements satisfactory to CSFBC, the Company and the Selling Stockholder for the purchase of such Offered Securities by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter, the Company or the Selling Stockholder, except as provided in Section 9 (provided that if such default occurs with respect to Optional Securities after the First Closing Date, this Agreement will not terminate as to the Firm Securities or any Optional Securities purchased prior to such termination). As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section. Nothing herein will relieve a defaulting Underwriter from liability for its default.

      9. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of the Selling Stockholder, of the Company or its officers and of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter, any Selling Stockholder, the Company or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Offered Securities. If this Agreement is terminated pursuant to Section 8 or if for any reason the purchase of the Offered Securities by the Underwriters is not consummated, the Company and the Selling Stockholder shall remain responsible for the expenses to be paid or reimbursed by them pursuant to
Section 5 and the respective obligations of the Company, the Selling Stockholder, and the Underwriters pursuant to Section 7 shall remain in effect; if any Offered Securities have been purchased hereunder, the Company and the Selling Stockholder shall remain responsible for the expenses to be paid or reimbursed by them pursuant to Section 5 and the respective obligations of the Company, the Selling Stockholder, and the Underwriters pursuant to Section 7 shall remain in effect, and the representations and warranties in Section 2 and all other obligations under Section 5 shall also remain in effect. If the purchase of the Offered Securities by the Underwriters is not consummated for any reason other than solely because of the termination of this Agreement pursuant to Section 8 or the occurrence of any event specified in clause (iii),
(iv) or (v) of Section 6(d), the Company and the Selling Stockholder will, jointly and severally, reimburse the Underwriters for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the Offered Securities.

      10. Notices. All communications hereunder will be in writing and, if sent to the Underwriters, will be mailed, delivered or telegraphed and confirmed to the Representatives, c/o Credit Suisse First Boston Corporation, Eleven Madison Avenue, New York, N.Y. 10010-3629, Attention: Investment Banking Department -- Transactions Advisory Group, or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at Terex Corporation, 500 Post Road East, Westport, CT 06880,

Attention: Marvin B. Rosenberg, or, if sent to the Selling Stockholder, will be mailed, delivered or telegraphed and confirmed to Randolph W. Lenz, c/o Equity Merchant Banking, 2419 East Commercial Boulevard, Suite 304, Fort Lauderdale, FL 33308; provided, however, that any notice to an Underwriter pursuant to Section 7 will be mailed, delivered or telegraphed and confirmed to such Underwriter.

      11. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective personal representatives and successors and the officers and directors and controlling persons referred to in
Section 7, and no other person will have any right or obligation hereunder.

      12. Representation. The Representatives will act for the several Underwriters in connection with the transactions contemplated by this Agreement, and any action under this Agreement taken by the Representatives jointly or by CSFBC will be binding upon all the Underwriters.

      13. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

      14. APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS. THE COMPANY HEREBY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF THE FEDERAL AND STATE COURTS IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK IN ANY SUIT OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

      If the foregoing is in accordance with the Representatives' understanding of our agreement, kindly sign and return to the Company one of the counterparts hereof, whereupon it will become a binding agreement among the Selling Stockholder, the Company and the several Underwriters in accordance with its terms.

                                    Very truly yours,

                                    /s/ Randolph W. Lenz
                                    ...........................................
                                    Randolph W. Lenz

                                    By: /s/ Thomas S. Gallagher,
                                        Attorney-in-fact
                                    Pursuant to Power of Attorney,
                                    dated June 5, 1997

                                    TEREX CORPORATION

                                       /s/ Ronald M. DeFeo
                                    By.........................................

                                    President and Chief Executive Officer

      The foregoing Underwriting Agreement is hereby confirmed and accepted as of the date first above written.

CREDIT SUISSE FIRST BOSTON CORPORATION

SALOMON BROTHERS INC

FURMAN SELZ LLC

J.P. MORGAN SECURITIES INC.

      Acting on behalf of themselves and as the Representatives of the several Underwriters.

By  CREDIT SUISSE FIRST BOSTON CORPORATION

         /s/ James T. Glerum, Jr.
      By.....................................................

      Managing Director

                                   SCHEDULE A

                                                   NUMBER OF
                                                FIRM SECURITIES
UNDERWRITER                                     TO BE PURCHASED
-----------                                     ---------------
Credit Suisse First Boston Corporation             2,300,000

Salomon Brothers Inc                               2,300,000

Furman Selz LLC                                      575,000

J.P. Morgan Securities Inc.                          575,000

Commonwealth Associates, Inc.                        250,000

Jefferies & Company, Inc.                            250,000

Morgan Keegan & Company, Inc.                        250,000

Nutmeg Securities, Ltd.                              250,000

Schroder & Co. Inc.                                  250,000
                                                   =========
      Total                                        7,000,000

                               SCHEDULE B

Ronald M. DeFeo
Marvin B. Rosenberg
G. Chris Andersen
William H. Fike
Bruce I. Raben
David A. Sachs
Adam E. Wolf
David J. Langevin
Joseph F. Apuzzo
Brian J. Henry
Steven E. Hooper
Fil Filipov
William S. Buchan